The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N
Lincoln Core IncomeSM Variable Annuity

Lincoln Life & Annuity Company of New York
Lincoln New York Account N for Variable Annuities
Lincoln Core IncomeSM Variable Annuity

Rate Sheet Prospectus Supplement dated June 20, 2019

This Rate Sheet Prospectus Supplement (“Rate Sheet”) applies to purchasers of Lincoln Core IncomeSM Variable Annuity. This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Core Income Benefit percentage, the Cost of Living Adjustment (COLA) percentage, the Account Value percentage, the Account Value withdrawal percentage, and reduction percentages that we are currently offering. This Rate Sheet must be retained with the current prospectus.

Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov. The rates below apply for applications signed between July 1, 2019 and July 14, 2019. The rates may be different than those listed below for applications signed after July 14, 2019.

Core Income Benefit Percentage

The initial Core Income Payment amount is calculated at the time the contract is issued and is equal to a percentage of the initial Purchase Payment, which is listed below. The Core Income Benefit percentage will also be applied to additional Purchase Payments. The current Core Income Benefit percentage is:

Single Life Option	Joint Life Option
4.00%	4.00%

COLA Percentage

The Core Income Payment will automatically increase each year by a Cost of Living Adjustment (COLA) beginning on the first Benefit Year anniversary. The current COLA percentage is:

3.00%

Account Value Percentage

The Account Value percentage is used to determine the Core Income Payment amount at the time of the first withdrawal on or after age 60 (your age or spouse’s age if younger), if this provides a higher Core Income Payment. The current Account Value percentage is:

Single Life Option	Joint Life Option
4.00%	4.00%

Account Value Withdrawal Percentage

The Account Value withdrawal percentage is used to determine what amount may be withdrawn, if any, in excess of the Core Income Payment.

Single Life Option	Joint Life Option
4.00%	4.00%

Core Income Payment Reduction Percentage for Ages 60 – 64

The reduction percentage is applied to the Core Income Payment if a withdrawal occurs once you (or the younger spouse if applicable) are age 60, but less than 65.

Single Life Option	Joint Life Option
25.00%	25.00%

Death of First Measuring Life Reduction To Core Income Payment

The Death of First Measuring Life Reduction Percentage is applied to the Core Income Payment upon the first death under the joint life option. The current Death of First Measuring Life Reduction to Core Income Payment percentage is:

25.00%

In order to receive the rates indicated in this Rate Sheet, your application must be signed and dated between July 1, 2019 and July 14, 2019. We must receive your application in Good Order within 10 days from the date you sign your application, and the annuity must be funded within 60 calendar days. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.